UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

General Growth Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/14/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Annual Report, Notice of Annual Meeting of Stockholders and Proxy Statement

To view this material, have the 12-digit Control #(s) available and visit:   www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before 04/30/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

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Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO, IL 60606	GENERAL GROWTH PROPERTIES, INC.

Vote In Person

Our stockholder meeting has attendance requirements including, but not limited to, the possession of an attendance ticket for stockholders of record.Please check the meeting materials for the requirements for meeting attendance. At the meeting, stockholders of record will need to request a ballot to vote their shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions

Meeting  Location

The Annual Meeting for stockholders as of 03/17/08

is to be held on 05/14/08 at  9:00 A.M. CST

at:   General Growth Properties, Inc.

       110 North Wacker Drive

       Chicago, IL 60606

Voting items

The Board of Directors recommends a vote FOR

proposals 1 and 2 and AGAINST proposal 3.

1.	Election of Class II Directors.
Nominees:
	01)	Matthew Bucksbaum
	02)	Bernard Freibaum
	03)	Beth Stewart

2.	Ratification of the selection of independent public accountants.

3.	Stockholder proposal to declassify the Board of Directors.

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.